                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          DATATRAK International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[DATATRAK LOGO]

October   , 2001

Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of
DATATRAK International, Inc., to be held at      a.m., local time, on November
  , 2001 at National City Bank, Meeting Room      , Fourth Floor, Atrium
Building, 1900 East Ninth Street, Cleveland, Ohio.

     At the Special Meeting, shareholders will be asked to vote on a proposal to approve an anticipated issuance and sale of equity securities of the Company in a private placement which may represent twenty percent or more of the Company's outstanding Common Shares (or securities convertible into Common Shares) and/or twenty percent or more of the Company's voting power outstanding before such issuance. Shareholders also will be asked to approve an amendment to the Company's Third Amended and Restated Code of Regulations (the "Code") to provide that the control share acquisition provisions of the Ohio corporation law statutes will not apply to the Company. Information relating to these proposals is presented in the accompanying Proxy Statement, which shareholders are encouraged to read carefully. Your Board of Directors has unanimously approved the proposed private placement and the proposed amendment to the Code, and urges you to vote in favor of these proposals.

     The Board of Directors has fixed the close of business on October   , 2001
as the record date for the Special Meeting. Only shareholders of record on that date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

     Whether or not you plan to attend the Special Meeting in person, it is important that your Common Shares are represented. Therefore, please complete, sign, date and promptly return the enclosed Proxy card in the accompanying envelope. If you do attend the Special Meeting, you may, of course, withdraw your Proxy should you wish to vote in person, even if you have previously returned your Proxy card.

     On behalf of the Board of Directors and management of DATATRAK International, Inc., we would like to thank you for your continued support and confidence.

                                          Sincerely yours,

                                          /s/ Jeffrey A. Green
                                          Dr. Jeffrey A. Green
                                          President and Chief Executive Officer

                          DATATRAK INTERNATIONAL, INC.
                      20600 Chagrin Boulevard, Suite 1050
                             Cleveland, Ohio 44122

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD NOVEMBER           , 2001

     The Special Meeting of Shareholders of DATATRAK International, Inc. (the
"Company"), will be held at      a.m., local time, on November   , 2001 at
National City Bank, Meeting Room      , Fourth Floor, Atrium Building, 1900 East
Ninth Street, Cleveland, Ohio, for the following purposes:

          1. To approve, for purposes of Nasdaq Marketplace Rule 4350(i)(1)(D), the proposed issuance and sale of equity securities of the Company in a private placement which may represent twenty percent or more of the Company's outstanding Common Shares (or securities convertible into Common Shares) and/or twenty percent or more of the Company's voting power outstanding prior to such issuance (the "Private Placement"), as further described in this Proxy Statement; and

          2. To approve an amendment to the Company's Third Amended and Restated Code of Regulations to provide that the control share acquisition provisions of the Ohio corporation law statutes will not apply to the Company.

     Only shareholders of record at the close of business on October   , 2001
are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     The Board of Directors unanimously recommends that shareholders vote for the approval of the Private Placement.

                                          By Order of the Board of Directors,

                                          THOMAS F. MCKEE
                                          Secretary

Cleveland, Ohio
October   , 2001

        EACH SHAREHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
              ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE

                          DATATRAK INTERNATIONAL, INC.
                                ---------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                      Mailed on or about October   , 2001

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of DATATRAK International, Inc. (the "Company"), to be used at the Special Meeting of Shareholders of the Company on
November   , 2001 at      a.m., local time, and any adjournments or
postponements thereof. The time, place and purposes of the Special Meeting are stated in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors. All validly executed Proxies received by the Board of Directors pursuant to this solicitation will be voted at the Special Meeting, and the instructions contained in those Proxies will be followed in each instance. If no instructions are given, the Proxy will be voted FOR the proposed issuance and sale of equity securities of the Company in a private placement which may represent twenty percent or more of the Company's outstanding Common Shares (or securities convertible into Common Shares) and/or twenty percent or more of the Company's voting power outstanding prior to the issuance of such securities (the "Private Placement"), and FOR the proposed amendment to the Company's Third Amended and Restated Code of Regulations (the "Code") to provide that the control share acquisition provisions of the Ohio corporation law statutes will not apply to the Company. A shareholder may revoke a Proxy at any time before it is exercised by delivering a written notice to the Secretary of the Company or by submitting a duly executed Proxy bearing a later date.

     The record date for determination of shareholders entitled to vote at the
Special Meeting was the close of business on October   , 2001. On that date, the
Company had 3,290,322 Common Shares outstanding and entitled to vote at the Special Meeting. Each Common Share is entitled to one vote.

     The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding Common Shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, telegraph and personal interview. The Company also may retain a third party to aid in the solicitation of Proxies.

     At the Special Meeting, in accordance with the General Corporation Law of Ohio and the Company's Code, the inspectors of election appointed by the Board of Directors for the Special Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Code, holders of Common Shares entitling them to exercise a majority of the voting power of the Company, present in person or by Proxy at the Special Meeting, will constitute a quorum for the Special Meeting. The inspectors of election intend to treat properly executed Proxies marked "abstain" as present for these purposes. The inspectors also will treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Special Meeting.

     Under applicable rules, brokers holding Common Shares in street name for beneficial owners have the authority to vote on certain items when those brokers have not received instructions from those beneficial owners. Pursuant to such rules, brokers that do not receive instruction are not entitled to vote with respect to the proposal to approve the Private Placement or the proposal to approve the amendment to the Code. Such broker non-votes are not counted as present and entitled to vote for purposes of determining whether the Private Placement proposal has been approved and will have no effect on the outcome of that proposal. Abstentions will have the same effect as a vote against the proposal to approve the Private Placement.

     Approval of the proposed amendment to the Code requires the affirmative vote of the shareholders of record entitled to exercise a majority of the voting power of the Company. Broker non-votes will have the same effect as a vote against this proposal. Similarly, abstentions will have the same effect as a vote against the proposal to approve the amendment to the Code.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table shows, as of October 10, 2001 unless otherwise indicated, the beneficial ownership of the Common Shares of (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Shares, (ii) each Director of the Company, (iii) the Company's chief executive officer and the three other most highly compensated executive officers for the fiscal year ended December 31, 2000 (the "Executive Officers") and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, all information with respect to beneficial ownership has been furnished by each Director or Executive Officer, as the case may be.

                                                                   COMMON SHARES
                                                              BENEFICIALLY OWNED (1)
                                                              -----------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER        PERCENT
            ------------------------------------              ---------     ---------
Dr. Jeffrey A. Green (2)....................................   369,593        10.9%
Timothy G. Biro (3).........................................    38,200         1.1%
Seth B. Harris (4)..........................................   141,634         4.2%
Terry C. Black..............................................    54,543         1.6%
Marc J. Shlaes..............................................    40,750         1.2%
Dr. Wolfgang Summa..........................................    28,750           *
Dr. Robert M. Stote.........................................    69,353         2.1%
Dr. Mark J. Ratain..........................................    75,500         2.2%
Dr. Jerome H. Kaiser........................................    27,100           *
Robert E. Flaherty..........................................    36,500         1.1%
State of Wisconsin Investment Board (5).....................   370,000        11.2%
  P.O. Box 7842
  Madison, Wisconsin 53707
Brantley Venture Partners II, L.P. .........................   295,412         9.0%
  20600 Chagrin Boulevard, Suite 1150
  Cleveland, Ohio 44122
Dimensional Fund Advisors, Incorporated (6).................   270,200         8.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Maxus Investment Group (7)..................................   250,159         7.6%
  1301 East Ninth Street, Suite 3600
  Cleveland, Ohio 44114
All Directors and Executive Officers as a group (10
  persons)..................................................   881,923        23.2%

---------------

 *  Less than one percent

(1) The number of Common Shares deemed outstanding includes (i) 3,290,322 Common Shares outstanding as of October 10, 2001 and (ii) with respect to each of the following individuals and groups, the following number of Common Shares, which may be purchased pursuant to option exercises within 60 days after the date of this Proxy Statement: Dr. Green (95,000 Common Shares); Mr. Biro (38,000 Common Shares); Mr. Harris (64,500 Common Shares); Dr. Stote (64,500 Common Shares); Dr. Ratain (66,500 Common Shares); Mr. Flaherty (36,500 Common Shares); Mr. Black (50,625 Common Shares); Mr. Shlaes (40,750 Common Shares); Dr. Summa (28,750 Common Shares); Dr. Kaiser (22,500 Common Shares); Brantley Venture Partners II, L.P. ("Brantley") (5,166 Common Shares); all Directors and Executive Officers as a group (507,625 Common Shares). For purposes of the

    Company's stock options plans, the Private Placement may qualify as a change in control. Pursuant to the terms of the Company's stock option plans, all options outstanding upon the occurrence of a change in control will become immediately vested and exercisable. If the Private Placement is competed and qualifies as a change in control, each of the following individuals and group may purchase an additional number of Common Shares indicated as follows: Dr. Green (45,000 Common Shares); Mr. Biro (12,500 Common Shares); Mr. Harris (12,500 Common Shares); Dr. Stote (12,500 Common Shares); Dr. Ratain (12,500 Common Shares); Mr. Flaherty (12,500 Common Shares); Mr. Black (15,625 Common Shares); Mr. Shlaes (28,750 Common Shares); Dr. Summa (28,750 Common Shares); Dr. Kaiser (12,500 Common Shares); all Directors and Executive Officers as a group (193,125 Common Shares).

(2) Includes 73,969 Common Shares held by Dr. Green's wife. Dr. Green disclaims beneficial ownership of these 73,969 Common Shares.

(3) Includes 200 Common Shares held by Mr. Biro's wife.

(4) Includes 44,634 Common Shares held in trust for Mr. Harris.

(5) The information provided herein with respect to the beneficial ownership of the Common Shares by the State of Wisconsin Investment Board was obtained solely from a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") on February 14, 2001 by the State of Wisconsin Investment Board.

(6) Certain investment companies and certain other commingled group trusts and commingled accounts, for which Dimensional Fund Advisors, Incorporated ("Dimensional") serves in the capacity as investment advisor, hold the Common Shares listed. Dimensional possesses voting and/or investment power over the Common Shares listed, however Dimensional disclaims beneficial ownership of these securities. The information provided herein with respect to the beneficial ownership of the Common Shares by Dimensional was obtained solely from the Schedule 13G filed with the Commission on February 2, 2001 by Dimensional.

(7) The information provided herein with respect to the beneficial ownership of the Common Shares by the Maxus Investment Group was obtained solely from a
    Schedule 13D filed with the Commission on August 23, 2000 by the Maxus Investment Group.

                   APPROVAL OF THE PROPOSED PRIVATE PLACEMENT

     The Company has retained a placement agent to privately place up to approximately $10,000,000 of equity securities of the Company, which may be comprised of the Company's Common Shares, preferred securities convertible into Common Shares, any other securities of the Company, or a combination thereof (the "Private Placement"). The Company is seeking shareholder approval of the Private Placement in order to comply with Nasdaq Marketplace Rules, the application of which may be triggered by the Private Placement.

     Nasdaq Marketplace Rule 4350(i)(1)(D) requires shareholder approval prior to the sale or issuance or potential issuance of an amount of securities equal to twenty percent or more of the Common Shares (or securities convertible into Common Shares) or twenty percent or more of the voting power of the Company outstanding before the issuance, if the sale price of the securities is less than the greater of the book or the market value of the securities. Given the uncertainty of the ultimate sales price for the securities placed in the Private Placement and the percentage of the Company's currently outstanding Common Shares that may be sold in the Private Placement, the proposed Private Placement could result in the sale of the equivalent of twenty percent or more of the outstanding Common Shares of the Company and/or twenty percent or more of the voting power prior to the Private Placement. Such sale also may be for less than the greater of the book value or the market value of those securities. At
September 30, 2001, the book value of a Common Share was $     , and the market
value of a Common Share was $2.30.

     The following is a summary of the reasons for the Private Placement. This summary is offered for informational purposes to the Company's shareholders in connection with the proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

SUMMARY

     The Company intends to raise capital for general working capital purposes. In order to meet its capital needs, the Company has sought financing from various sources and determined that an equity investment through the issuance and sale of equity securities in the proposed Private Placement would most likely provide the greatest value to the shareholders and to allow the Company to pursue its long-term strategic goals. The Company is pursuing the proposed Private Placement and is seeking shareholder approval of the Private Placement in order to maintain maximum flexibility in this challenging economic environment.

     The Company has retained Stonegate Securities, Inc. as the placement agent (the "Placement Agent"), in connection with the proposed Private Placement. The amount of securities to be offered in the Private Placement, as well as other terms of the securities, such as, if applicable, the dividend or interest rates, conversion prices, voting rights, redemption prices and maturity dates, are the topic of continuing discussions between the Company and the Placement Agent, and ultimately will be determined by the Board of Directors. The Company's shareholders should note that if securities convertible into Common Shares are issued in the Private Placement, which securities, at the time of issuance, constitute twenty percent or more of the Company's securities and/or twenty percent or more of the Company's voting power outstanding prior to such issuance, shareholder approval of the Private Placement also will constitute approval of the issuance of Common Shares upon conversion of such securities, and no additional approval will be solicited. It is currently anticipated that the Company and the Placement Agent will seek to have the Private Placement consummated as soon as practicable following receipt of shareholder approval at the Special Meeting. However, the Company cannot guarantee that the Private Placement will be completed (or if so, what the timing and the terms may be) and, accordingly, cannot be certain that it will receive any proceeds from the Private Placement.

     It is expected that the securities to be offered and sold in the Private Placement will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or foreign country. The securities will be offered and sold in reliance on Section 4(2) of the Securities Act or another applicable exemption, including reliance on applicable rules promulgated by the Commission under the Securities Act.

USE OF PROCEEDS

     The net proceeds from the sale of securities in the Private Placement, after deducting any selling commissions owed to the Placement Agent, will be used by the Company to provide for working capital and other general corporate purposes.

EFFECT OF THE PRIVATE PLACEMENT UPON EXISTING SHAREHOLDERS

     The Private Placement, if consummated, is likely to result in a significant increase in the number of outstanding securities of the Company, consisting either of Common Shares or securities convertible into Common Shares. Shareholders should consider the following possible effects of the Private
Placement:

     - upon the issuance of Common Shares or the conversion of the equity securities issued in the Private Placement into Common Shares, current shareholders will own a smaller percentage of the outstanding Common Shares;

     - the market price of the Common Shares could be diluted, to the extent that the Common Shares or other equity securities issued and sold in the Private Placement are sold at prices below their fair market value;

     - if the market price of the Common Shares declines as a result of the Private Placement below $1.00 per Common Share, the minimum bid price for inclusion on Nasdaq, the Common Shares could be at risk of being delisted from Nasdaq; and

     - if preferred shares are issued in the Private Placement, the holders of such preferred shares may: (i) have a claim against the Company's assets that is senior to the holders of Common Shares in the event of the Company's liquidation or bankruptcy, (ii) be entitled to payment of dividends which take priority over the payment of dividends, if any, to the holders of the Common Shares, and/or (iii) have other substantial rights and preferences.

NO APPRAISAL RIGHTS

     Under Ohio law, shareholders are not entitled to appraisal rights with respect to this proposal.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. The Board of Directors believes that the issuance and sale of equity securities in the Private Placement would be the financing alternative most likely to provide the greatest value to the shareholders and allow the most flexibility to the Company in pursuit of its long-term strategic goals. The management and the Board of Directors will be voting FOR approval of the Private Placement. The affirmative vote of the shareholders having a majority of the voting power of all outstanding Common Shares, present and entitled to vote at the Special Meeting, is required to approve the proposed Private Placement. The persons named in the accompanying proxy or their substitutes will vote such proxy for this proposal unless it is marked otherwise. Abstentions will have the same effect as a vote against the proposed Private Placement. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

                 APPROVAL OF THE PROPOSED AMENDMENT TO THE CODE

     The Board of Directors is proposing to add a provision to the Code by which the Company will elect to opt out of the coverage of Section 1701.831 of the Ohio Revised Code, an Ohio anti-takeover statute which is commonly referred to as the "Ohio Control Share Acquisition Act." This provision will be set forth as
Article XII of the Code, the proposed text of which is attached as Appendix A to this Proxy Statement.

     The Ohio Control Share Acquisition Act provides that certain notice and informational filings, and related special shareholder meetings and voting procedures, must occur prior to the consummation of a proposed "control share acquisition," which is defined as any acquisition of shares of an "issuing public corporation" that would entitle the acquirer, directly or indirectly, alone or with others, to exercise or direct the voting power of the issuing public corporation in the election of directors within any of the following ranges:

     - one-fifth or more but less than one-third of the voting power;

     - one-third or more but less than a majority of the voting power; or

     - a majority of the voting power.

     An "issuing public corporation" is an Ohio corporation with fifty or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no valid close corporation agreement exists. Assuming compliance with the notice and informational filing requirements prescribed by the Ohio Control Share Acquisition Act, the proposed control share acquisition may take place only if, at a special meeting of shareholders, the acquisition is approved by both:

     - A majority of the voting power of the corporation represented in person or by proxy at the meeting, and

     - A majority of the voting power at the meeting exercised by shareholders, excluding:

      - The acquiring shareholder,

      - The officers of the corporation and any directors of the corporation who are also employees, and

      - Persons who acquire specified amounts of shares after the first public disclosure of the proposed control share acquisition.

     The Ohio Control Share Acquisition Act does not apply to a corporation whose articles of incorporation or whose code of regulations provide that the Ohio Control Share Acquisition Act does not apply to that corporation. The Board of Directors believes that the amendment of the Code to provide that the Ohio Control Share Acquisition Act will not apply to the Company will facilitate the consummation of the proposed Private Placement, since without shareholder approval of that amendment, the Company may be required to call another special meeting of shareholders to approve the Private Placement, for purposes of the Ohio Control Share Acquisition Act, in the event that any purchaser agrees to acquire more than one-fifth of the Company's voting power. Furthermore, the Board of Directors believes that other provisions of the Articles and the Code will adequately and more effectively protect the interests of the Company and its shareholders against the acquisition of controlling share interests that are not approved by the Board of Directors.

NO APPRAISAL RIGHTS

     Under Ohio law, shareholders are not entitled to appraisal rights with respect to this proposal.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. The management and the Board of Directors will be voting FOR approval of the amendment to the Code. The affirmative vote of the shareholders having a majority of the voting power of all outstanding Common Shares is required to approve the proposed amendment to the Code. The persons named in the accompanying proxy or their substitutes will vote such proxy for this proposal unless it is marked otherwise. Abstentions and broker non-votes will have the same effect as a vote against the proposed amendment to the Code.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any shareholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be considered for submission to the Annual Meeting of Shareholders to be held in 2002. Proposals should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to DATATRAK International, Inc., 20600 Chagrin Boulevard, Suite 1050, Cleveland, Ohio 44122, Attention: Investor Relations, and must be received no later than January 4, 2002. Any notice shall include: (a) the name and address of the shareholder and the text of the proposal to be introduced, (b) the number of Common Shares held of record, owned beneficially and represented by proxy by the shareholder as of the date of the notice and (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The Chairman of the meeting may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

     The Company may use its discretion in voting Proxies with respect to shareholder proposals not included in the Proxy Statement for the fiscal year ended December 31, 2001, unless the Company receives notice of those proposals prior to March 19, 2002.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to come before the Special Meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on those matters.

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Special Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Thomas F. McKee
                                          Secretary

October   , 2001

                                   APPENDIX A

                               PROPOSED AMENDMENT
                                TO THE COMPANY'S
                 THIRD AMENDED AND RESTATED CODE OF REGULATIONS

     The Company's Third Amended and Restated Code of Regulations shall be amended to add the following provision:

                                  "ARTICLE XII

     Section 1701.831 of the Ohio Revised Code does not apply to control share acquisitions of shares of the Corporation."

                            DATATRAK INTERNATIONAL, INC.
                                        PROXY
                           SPECIAL MEETING OF SHAREHOLDERS
                                  NOVEMBER   , 2001



             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned hereby nominates, constitutes and appoints Terry C. Black and Robert J. Fisher, and each of them individually, with full power of substitution, the attorney, agent and proxy of the undersigned, to vote all Common Shares of DATATRAK International, Inc. (the "Company") which the undersigned is entitled to represent and vote at the Special Meeting of Stockholders of the Company to
         be held at National City Bank, Meeting Room     , Fourth Floor,
         Atrium Building, 1900 East Ninth Street, Cleveland, Ohio, on
         November   , 2001 at     a.m., local time, and at any and all
         adjournments or postponements of such meeting, as fully as if the undersigned were present and voting at the meeting, with the understanding that if no directions are given below, said Common Shares will be voted "FOR" the proposal to approve the Private Placement (as defined below), and "FOR" the proposal to approve the amendment to the Company's Code.



         The undersigned hereby acknowledges receipt of (i) the Notice of Special Meeting of the Shareholders of the Company and (ii) the accompanying Proxy Statement.



         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK WILL BE REPRESENTED AT THE MEETING.
         PLEASE MARK ALL VOTES WITH AN "X".

                                                (To be signed on other side)

                             (Continued from other side)

         1. To approve, for purposes of Nasdaq Marketplace Rule 4350(i)(1)(D), the issuance and sale of equity securities of the Company in a private placement (the "Private Placement") which may represent twenty percent or more of the Company's Common Shares (or securities convertible into Common Shares) and/or twenty percent or more of the Company's voting power outstanding prior to such issuance:

    [ ] FOR                         [ ] AGAINST              [ ] ABSTAIN

         2. To approve an amendment to the Company's Third Amended and Restated Code of Regulations to provide that the control share acquisition provisions of the Ohio corporation law statutes will not apply to the Company:

     [ ] FOR                     [ ] AGAINST              [ ] ABSTAIN

                                             Dated:

                                             ------------------------------- ,
                                             2001

                                             -------------------------------

                                             -------------------------------

                                             -------------------------------

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